Exhibit 10.16

AMENDED AND RESTATED DEPOSIT AGREEMENT

THIS AMENDED AND RESTATED DEPOSIT AGREEMENT (this “Agreement”) is made and entered into as of the 6th day of January, 2006 by and among HPT TRS IHG-1, Inc., a Maryland corporation (“Staybridge Owner”), HPT TRS IHG-2, Inc., a Maryland corporation (“IC Owner”), HPT IHG PR, Inc., a Puerto Rico corporation (“PR Landlord”), and HPT TRS IHG-3, Inc., a Maryland corporation (“FC Owner” and together with Staybridge Owner, IC Owner and PR Landlord, collectively, the “HPT Parties”), InterContinental Hotels Group Resources, Inc., a Delaware corporation (“Staybridge Manager”), IHG Management (Maryland) LLC, a Maryland limited liability company (“IHG Maryland”), InterContinental Hotels Group (Canada), Inc., a corporation under the laws of Ontario, Canada (“IHG Canada” and together with IHG Maryland, collectively, “IC Manager” and together with Staybridge Manager, collectively, the “IHG Parties”).

BACKGROUND STATEMENT

Staybridge Owner and Staybridge Manager entered into that certain Management Agreement dated as of July 1, 2003, and amended said Management Agreement by (i) that certain First Amendment to Management Agreement dated as of September 18, 2003, (ii) that certain Second Amendment to Management Agreement dated as of March, 2004, (iii) that certain Third Amendment to Management Agreement dated as of February 16, 2005, and (iv) that certain Fourth Amendment to Management Agreement dated as of January 6, 2006 (as so amended and as the same may hereafter be amended, modified or supplemented from time to time in accordance with the terms thereof, the “Staybridge Management Agreement”). Pursuant to Section 17.5 of the Staybridge Management Agreement, the Staybridge Owner is holding the “Deposit” to secure the performance by Staybridge Manager of the “Secured Obligations” (as such terms are defined in the Staybridge Management Agreement). As used in this Agreement, the term “Deposit” shall have the meaning ascribed to such term in the Staybridge Management Agreement for all purposes hereof and the term “Staybridge Secured Obligations” shall have the meaning ascribed to the term “Secured Obligations” in the Staybridge Management Agreement for all purposes hereof.

IC Owner and IHG Maryland entered into that certain Management Agreement, dated as of February 16, 2005, and (together with IHG Canada) amended said Management Agreement by that certain First Amendment to Management Agreement, dated as of May 31, 2005 (as so amended, the “Original IC Management Agreement”).

PR Landlord and InterContinental Hotels (Puerto Rico), Inc. (“PR Tenant”) entered into that certain Lease Agreement, dated as of February 16, 2005 (as the same has been, and may hereafter be, amended, modified or supplemented from time to time in accordance with the terms thereof, the “PR Lease”).

InterContinental Hotels Group PLC (“Guarantor”), a corporation organized and existing under the laws of England and Wales and the ultimate parent entity of each of the IHG Parties and PR Tenant, executed and delivered that certain Amended and Restated Consolidated Guaranty Agreement dated as of February 16, 2005 (the “Original PLC Guaranty”) in favor of Staybridge Owner, IC Owner, PR Landlord and Hospitality Properties Trust, a Maryland real estate investment trust.

IC Owner and IC Manager entered into that certain Amended and Restated Management Agreement, dated as of January 6, 2006 (as the same may hereafter be amended, modified or supplemented from time to time in accordance with the terms thereof, the “IC Management Agreement”), which amended and restated the Original IC Management Agreement, as further described in the IC Management Agreement.

Staybridge Owner, IC Owner, PR Landlord, Staybridge Manager and IC Manager entered into that certain Deposit Agreement, dated as of January 6, 2006 (the “Original Deposit Agreement”), pursuant to which the parties thereto agreed that the Deposit shall stand as security for IC Manager’s and PR Tenant’s observance and performance of certain covenants and agreements set forth in the IC Management Agreement and the PR Lease as well as the Staybridge Secured Obligations.

On or about the date hereof, FC Owner and IHG Maryland are entering into that certain Management Agreement in conjunction with FC Owner’s or its affiliate’s acquisition of certain hotels (as the same may hereafter be amended, modified or supplemented from time to time in accordance with the terms thereof, the “FC Management Agreement”).

On or about the date hereof, Guarantor is executing and delivering that certain Second Amended and Restated Consolidated Guaranty Agreement (as the same may hereinafter be amended, modified or supplemented from time to time in accordance with the terms thereof, the “PLC Guaranty”). The PLC Guaranty amends and restates the Original PLC Guaranty, as further described in the PLC Guaranty.

In consideration of (i) FC Owner’s or its affiliate’s acquisition of said hotels and FC Owner’s and IHG Maryland’s entering into the FC Management Agreement, (ii) IC Owner and IC Manager agreeing to replenish the Deposit pursuant to the terms of the IC Management Agreement, and (iii) FC Owner and IHG Maryland agreeing to replenish the Deposit pursuant to the terms of the FC Management Agreement, all of the parties hereto have agreed that the Deposit shall stand as security for IC Manager’s, PR Tenant’s and IHG Maryland’s observance and performance of certain covenants and agreements set forth in the IC Management Agreement, the PR Lease and the FC Management Agreement, as well as the Staybridge Secured Obligations. The IHG Parties and PR Tenant are all wholly-owned subsidiaries of Guarantor and acknowledge and agree that each has received good and valuable consideration for the respective rights and obligations set forth in this Agreement. The HPT Parties are all wholly-owned subsidiaries of Hospitality Properties Trust and acknowledge and agree that each has received good and valuable consideration for the respective rights and obligations set forth in this Agreement.

As hereinbelow provided, the parties hereto hereby intend that the Deposit shall be made available to satisfy the Staybridge Secured Obligations, the IC Secured Obligations (as hereinafter defined) and the FC Secured Obligations (as hereinafter defined) on the condition and to the extent that such obligations are not timely paid pursuant to the PLC Guaranty. In connection therewith, each of the Staybridge Management Agreement and the IC Management Agreement has been amended, and the FC Management Agreement has been executed,  to provide for the replenishment of the Deposit to the extent any portion of the Deposit shall be applied to the Staybridge Secured Obligations under the Staybridge Management Agreement or to the IC Secured Obligations or the FC Secured Obligations under this Agreement.

NOW, THEREFORE, in consideration of the Staybridge Management Agreement, the IC Management Agreement and the FC Management Agreement and the mutual promises and covenants contained therein and herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree that the Original Deposit Agreement is hereby amended and restated as follows:

1.             Representations. Each party to this Agreement makes the following representations on behalf of such party (but not with respect to any other party to this Agreement): such party has duly and validly executed and delivered this Agreement; this Agreement constitutes the legal, valid and binding obligation of such party, enforceable against such party in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws of general application affecting the rights and remedies of creditors; and the execution, delivery and performance of this Agreement have been duly authorized by all requisite action of such party and such execution, delivery and performance by such party will not result in any breach of the terms, conditions or provisions of, or conflict with or constitute a default under, or result in the creation of any lien, charge or encumbrance upon any of the property or assets of such party pursuant to the terms of, any indenture, mortgage, deed of trust, note, other evidence of indebtedness, agreement or other instrument to which such party is a party or by which such party or any property or assets of such party is bound, or violate any provision of law applicable to such party, or any order, writ, injunction, judgment or decree of any court applicable to such party or any order or other public regulation of any governmental commission, bureau or administrative agency applicable to such party.

2.             Deposit Availability. The Deposit is hereby agreed to stand as security for (i) the Staybridge Secured Obligations, (ii) the payment to IC Owner of all of the “Owner’s First Priority” as and when due under the IC Management Agreement determined without respect to Gross Revenue thereunder or Operating Profits thereunder, the timely performance of all of the covenants to be performed by IC Manager under the IC Management Agreement and the payment to PR Landlord of all of the “Minimum Rent” as and when due under the PR Lease and the timely performance of all of the covenants to be performed by the PR Tenant under the PR Lease (collectively, the “IC Secured Obligations”), and (iii) the payment to FC Owner of all of the “Owner’s First Priority” as and when due under the FC Management Agreement determined without respect to Gross Revenue thereunder or Operating Profits thereunder and the timely performance of all of the covenants to be performed by IHG Maryland under the FC Agreement (the “FC Secured Obligations”, and together with the Staybridge Secured Obligations and IC Secured Obligations, collectively, the “Secured Obligations”). Accordingly, the establishment and existence of the Deposit pursuant to the Staybridge Management Agreement notwithstanding, each of IC Owner, PR Landlord and FC Owner shall have the option to elect, in its sole discretion, whether and when to apply funds from the Deposit with respect to any of the IC Secured Obligations or FC Secured Obligations without regard to when and whether Staybridge Owner shall have made or shall be simultaneously electing whether and when to apply funds from the Deposit with respect to any of the Staybridge Secured Obligations; provided, however, none of Staybridge Owner, IC Owner, PR Landlord, FC Owner shall apply the Deposit to any of the Secured Obligations for which the Guarantor is responsible under the PLC Guaranty unless (a) the Guarantor shall have failed to pay any amount due under the Guaranty for a period of five (5) days after notice, or (b) an event described in Sections 17.1(a), 17.1(b) or 17.1(c) of the Staybridge Management Agreement shall have occurred with respect to the Guarantor.

3.             Deposit Replenishment. Any other provision of the Staybridge Management Agreement, the IC Management Agreement or the FC Management Agreement to the contrary notwithstanding, in the event of any application of the Deposit pursuant to the terms of the Staybridge Management Agreement or this Agreement, the Deposit shall be replenished as required under the Staybridge Management Agreement by any or all of Staybridge Manager, IC Manager or IHG Maryland to the extent funds are available for such application in accordance with the terms of the Staybridge Management Agreement, the IC Management Agreement or the FC Management Agreement, as applicable, irrespective of whether the Deposit was applied pursuant to the Staybridge Management Agreement or this Agreement. That is, just as the Deposit is available to satisfy the Staybridge Secured Obligations, the IC Secured Obligations and the FC Secured Obligations, funds available under all of the Staybridge Management Agreement, the IC Management Agreement and the FC Management Agreement may be used to replenish the Deposit. Nothing contained in this Agreement is intended nor shall be construed to alter the provisions concerning the required amount of the Deposit at any given time. Notwithstanding any provisions in the Staybridge Management Agreement to the contrary, the balance of the Deposit shall not be returned to the Staybridge Manager until the satisfaction in full of all of the Secured Obligations.

4.             Subrogation. Each of Staybridge Manager, IC Manager and IHG Maryland hereby covenants and agrees that it will not enforce or otherwise exercise any rights of reimbursement, subrogation, contribution or other similar rights against the other until such time as the Deposit has been fully replenished. Until the Secured Obligations have been satisfied in full, neither Staybridge Manager, IC Manager nor IHG Maryland shall have any right of subrogation, and each waives any defense it may have based upon any election of remedies by the HPT Parties which destroys their subrogation rights or their rights to proceed against one another for reimbursement, including, without limitation, any loss of rights any of them may suffer by reason of any rights, powers or remedies of the HPT Parties in connection with any anti-deficiency laws or any other laws limiting, qualifying or discharging the indebtedness. Until all obligations of the IHG Parties and PR Tenant pursuant to the Secured Obligations shall have been irrevocably paid and satisfied in full, each of Staybridge Manager, IC Manager and IHG Maryland waives any right to enforce any remedy which any of the HPT Parties now has or may in the future have against the other or the PR Tenant with respect to the Deposit, draws therefrom or the replenishment thereof.

5.             Construction. It is the intention of the parties hereto that the Deposit be available to benefit each of the HPT Parties as herein provided and that all of the IHG Parties shall have the obligations with respect to the Deposit correspondingly as set forth herein. Accordingly, in the event of any conflict between the terms and provisions of any of the Staybridge Management Agreement, the IC Management Agreement or the FC Management Agreement on the one hand and this Agreement on the other hand, the terms and provisions of this Agreement shall govern and control, but only to the extent necessary to give effect to the intent of the parties hereto, and the Staybridge Management Agreement, the IC Management Agreement and the FC Management Agreement shall remain unmodified and in full force and effect except to the extent necessary to give full effect to this Agreement.

6.             General Provisions. This Agreement may be executed in one or more counterparts, all of which counterparts shall constitute but one and the same instrument. This Agreement shall be binding upon and shall inure to the benefit of the permitted successors in interest and the assigns of the parties hereto as provided in the Staybridge Management Agreement, the IC Management Agreement and the FC Management Agreement, as applicable. This Agreement, together with the Staybridge Agreement, the IC Management Agreement and the FC Management Agreement, collectively constitute the entire agreement of the parties with respect to the availability of the Deposit to the IC Secured Obligations and the FC Secured Obligations and the replenishment of the Deposit by IC Manager pursuant to the IC Management Agreement and IHG Maryland pursuant to the FC Management Agreement, and shall supersede and take the place of any other documents, agreement or understandings of the parties purporting to be in agreement relating to the subject matter hereof.

7.             Governing Law. This Agreement shall be governed by the laws of the State of Maryland.

8.             Restatement. This Agreement supercedes, amends and restates in its entirety the Original Deposit Agreement.

[Signatures on Following Pages]

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement effective as of the day and year first above written.

“STAYBRIDGE OWNER”

HPT TRS IHG-1, Inc.

By:	/s/ John G. Murray
John G. Murray, Vice President

“IC OWNER”

HPT TRS IHG-2, Inc.

By:	/s/ John G. Murray
John G. Murray, Vice President

“PR LANDLORD”

HPT IHG PR, Inc.

By:	/s/ John G. Murray
John G. Murray, President

“FC OWNER”

HPT TRS IHG-3, Inc.

By:	/s/ John G. Murray
John G. Murray, Vice President

[Signatures Continue on Next Page]

“STAYBRIDGE MANAGER”

InterContinental Hotels Group Resources, Inc.

By:	/s/ Robert J. Chitty
Robert J. Chitty, Vice President

“IHG MARYLAND”

IHG Management (Maryland) LLC

By:	/s/ Robert J. Chitty
Robert J. Chitty, Vice President

“IHG CANADA”

INTERCONTINENTAL HOTELS GROUP (CANADA) INC.

By:	/s/ Robert J. Chitty
Robert J. Chitty, Vice President